UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 20, 2004


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
         (State or other jurisdiction of incorporation or organization)

            0-25121                                       41-1597886
    (Commission File No.)                      (IRS Employer Identification No.)

              6105 Trenton Lane North, Minneapolis, Minnesota 55442
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (763) 551-7000
              (Registrant's telephone number, including area code)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 20, 2004, Select Comfort Corporation issued a press release announcing results for the first quarter ended April 3, 2004 and providing second quarter guidance. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the attached press release, is being furnished, and not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or into any report or other filing under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SELECT COMFORT CORPORATION
                                         (Registrant)


Dated:  April 20, 2004                   By:    /s/Mark A. Kimball
                                            ------------------------------------

                                         Title: Senior Vice President
                                                --------------------------------



                                INDEX TO EXHIBITS

The exhibit listed in this index is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.           Description of Exhibit
-----------           ----------------------
99.1                  Press Release, dated April 20, 2004